UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2014

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2014, Digital Cinema Destinations Corp. (“Digiplex” or the “Company”) issued a press release regarding Digiplex’s financial results for the three and nine months ended March 31, 2014. A copy of Digiplex’s press release is attached hereto as Exhibit 99.1. On the same day, the Company filed its Form 10-Q for the three and nine months ended March 31, 2014.

Such press release contains information on Theater Level Cash Flow (“TLCF”) and Adjusted EBITDA in the discussion of the Company’s financial results. TLCF and Adjusted EBITDA are supplemental non-GAAP financial measures.

TLCF is a common financial metric in the theater industry, used to gauge profitability at the theater level, before the effect of depreciation and amortization, general and administrative expenses, interest, taxes or other income and expense items. While TLCF is not intended to replace any presentation included in the Company’s consolidated financial statements under GAAP and should not be considered an alternative to cash flow as a measure of liquidity, management believes that this measure is useful in assessing cash flow and working capital requirements. This calculation may differ in method of calculation from similarly titled measures used by other companies.

The Company uses adjusted EBITDA as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non-cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items. This calculation may differ in method of calculation from similarly titled measures used by other companies.

TLCF and Adjusted EBITDA should be read only in conjunction with the Company’s condensed consolidated financial statements prepared in accordance with GAAP.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is  furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Digital Cinema Destinations Corp. on May 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: May 16, 2014	By:	/s/ Brian Pflug
	Name:	Brian Pflug
	Title:	Chief Financial Officer and Principal Accounting Officer